Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

11. Income Taxes

For 2011 and 2010, the Company has not recorded a tax benefit on the operating losses generated by its U.S operation. After an assessment of all available evidence, including historical and forecasted operating results, management has concluded that realization of the Company's net operating loss carryforwards ("NOLs") and research tax credits, which includes Vela's historical NOLs and research tax credits generated through the acquisition date and other deferred tax assets could not be considered more likely than not. The decrease in the valuation allowance for the year ended December 31, 2011 relates to a reduction in deferred tax assets due to the expiration of Federal and State NOLs and tax credits (approximately $1,000,000), the liquidation of a subsidiary with New Jersey net operating losses (approximately $2,500,000) and other reductions; such decreases were partially offset by the current year net operating losses.

For 2011 and 2010, the Company's recorded tax benefit differs from the benefit calculated by applying the statutory U.S. Federal income tax rate due to the valuation allowances established on deferred tax assets in those periods and non-deductible charges.

At December 31, 2011 and 2010, the Company's deferred tax assets are comprised of the following:

	2011	2010
Domestic NOLs	$69,172,000	$72,029,000
Research and Development Credit
Carryforwards	6,728,000	6,932,000
Accrued expenses, compensation and other	312,000	406,000
Net Deferred Tax Assets	76,212,000	79,367,000
Valuation allowance	(76,212,000)	(79,367,000)
	$-	$-

At December 31, 2011 the Company had net operating losses of approximately $201 million and $12 million for U.S and New Jersey tax return purposes, respectively. Of these amounts, approximately $60 million and $0 million, respectively, relate to Vela's (liquidated in 2011) results of operations prior to the acquisition. There were no net operating losses for Israel tax return purposes at December 31, 2011 and 2010, as the Company has completed a voluntary liquidation of its operations in Israel. As a result of previous business combinations and changes in its ownership, there is a substantial amount of U.S. NOLs that may be subject to annual limitations on utilization. The remaining U.S. NOLs begin to expire in 2017 and continue to expire through 2031. In addition, research and development credit carryforwards approximated $6,300,000 (U. S.) and $600,000 (NJ) at December 31, 2011. U.S. research and development credit carryforwards begin to expire in 2017 and continue to expire through 2031.

At December 31, 2011 the Company had 2010, 2009 and 2008 tax returns that remain open and subject to audit.